Putnam
Investment Grade
Municipal Trust III

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As you have already learned from the proxy statement we sent you a few weeks ago, we are seeking your vote for the merger of Putnam Investment Grade Municipal Income Trust III into its sister fund, Putnam Investment Grade Municipal Income Trust II.

It is the opinion of your Trustees and Putnam Investment Management that the consolidation would benefit the shareholders of both funds. The funds' investment objectives and policies are virtually identical and the merger is a key element in a plan to make the combined, larger fund more attractive to potential investors both by issuing additional preferred shares to enhance current income potential and by creating a larger trading market for the combined fund's common shares. Of course, there can be no guarantee that these steps would have the intended effect.

We urge you to consider the proposal carefully by reviewing the proxy statement and cast your vote either by mailing the completed proxy card or via the Internet at www.proxyweb.com/Putnam.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

While our municipal bond strategy faced a challenging environment in the latter part of 2000, it proved its effectiveness during the first four months of 2001. With equity markets remaining tumultuous, investors continued to seek the relative calm of fixed-income securities and the diversification they afford. Meanwhile, investors in high-tax states stepped up the demand for municipal securities. Over the six months ended April 30, 2001, Putnam Investment Grade Municipal Trust III has capitalized on this positive environment. The fund benefited from falling short-term interest rates and rising municipal bond prices while taking advantage of selected bargain opportunities to add lower-rated credits to the portfolio.

Total return for 6 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                4.18%               9.11%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market price will vary from performance based on the fund's net asset value. Performance information for longer periods begins on page 7.

* STOCK MARKET VOLATILITY, FED EASING SPURRED MARKET RALLY IN 2001

As stock prices remain weak, investors are realizing how painful it is to revert to a world where stocks go down. Over the past few years, as the stock market soared to one new high after another, investors became accustomed to high equity returns. It is not easy or pleasant to adjust those expectations, but this year it has certainly become necessary. As investors became disillusioned with the stock market, they rediscovered the potential of municipal bond investments and turned their attention to this market. For many, the timing proved fortuitous; the municipal bond market delivered strong performance for most of last year and the positive trend continued into the first quarter of 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                       22.1%

Health care/hospitals           17.5%

Transportation                  14.3%

Housing                          5.0%

Water and sewer                  3.7%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


In fact, cash flows into municipal bond funds are increasing for the first time in many years. Supply is nearly keeping pace with this demand, up 43% over the supply available at this time last year. Supply usually increases when interest rates are falling, both from new issuance and advance refundings.

Municipal bond performance also enjoyed the support of the Federal Reserve, as the almost unprecedented sharpness of the Fed's monetary easing proved a significant factor in the bond market rally. In the first four months of this year, the Fed made four interest rate cuts totaling 2.0%. Two of the cuts occurred outside of the Fed's normal meeting schedule, which showed the central bank's determination to keep the economy from slipping into recession. The Fed's actions also caused significant steepening in the yield curve. The steepening of the municipal bond yield curve was a positive for your fund's leveraging strategy. Leveraging involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields to augment the flow of income to holders of the fund's common shares. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments increased significantly, when short-term interest rates fell following the Fed's easing.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 22.0%

AA/Aa -- 7.0%

AAA/Aaa -- 35.5%

B -- 0.7%

BB/Ba -- 1.6%

BBB/Baa -- 31.8%

VMIG1 (short-term holdings) -- 1.4%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LOWER-RATED CREDITS REMAINED ATTRACTIVE

The most important strategy we have pursued during the recent period has been the judicious addition of lower-credit holdings to the portfolio. While the bulk of the portfolio remains at the very highest quality level, with approximately 36% of holdings rated AAA, we have been adding higher-yielding, lower-rated bonds over the past 12 - 15 months. Indeed, a core of lower-credit holdings helped boost performance during the past six months.

In the first half of the annual period, credit yield spreads -- the difference in yield between lower- and higher-quality bonds -- continued to widen out to extraordinary levels. They reached their widest point in December 2000, and then began to narrow in the new year. With increased demand for municipal investments and the Fed's aggressive easing of short-term rates, we believe this trend will continue and are enthusiastic about the likelihood of a sustained period of outperformance from municipal bonds, especially lower-credit municipal bonds. Indeed, the fund's lower-credit rated holdings (primarily in the lower tiers of the investment grade sector) not only provided high levels of income but began to enjoy some price appreciation as credit yield spreads contracted.


"The municipal market is poised to offer attractive returns in the coming months."

-- Richard P. Wyke, portfolio manager Putnam Investment Grade Municipal
Trust III

We still believe that lower-rated credit sectors are the best place to be invested even though fears of recession are dominating market behavior. The fund's lower-rated holdings cross numerous sectors and are also well diversified within those sectors. This strategy has worked well, providing the fund with durable income while mitigating the negative effects of difficulties experienced in any one sector or municipality. A weak economy can be negative for lower-rated credits because it can contribute to increasing default rates, but because the current weakness is a slowdown from such a high rate of growth, and has the added support of Fed easing, we believe at this point there is no reason to be unduly concerned. The dramatic drop in short-term interest rates has led investors on a search for yield, and many of these investors are investing in mutual funds rather than in individual bonds. Mutual funds tend to invest lower-rated and longer-term bonds, lending additional support to this market sector. At the same time, the existing fundamentals of low interest rates, low inflation, and steady consumer spending remain inconsistent with recession.

Over the past six months, we have found ample opportunity to increase the fund's exposure to lower-rated and non-rated credits. High-yield municipal securities require greater research effort because of their added risk, but if carefully selected can provide potentially strong returns. Indeed, recent fund performance has illustrated this point. In the transportation sector, we purchased bonds issued by Richmond, Virginia, to fund the construction of Pocahontas Parkway, a toll road and bridge around the city (Baa3 rated, 5 1/2% coupon). Meanwhile, our Connector 2000 Association, Inc., bonds, issued to build an eastern highway loop toll road around Greenville, South Carolina, have performed quite well as the road opened ahead of schedule with strong usage thus far.

In health care, we found excellent opportunities among hospitals over the period. In the past, we added to bonds issued by Tomball Regional Hospital in Texas (Baa2 rated, 6 1/8% coupon), and Missouri Health for St. Anthony's Regional Medical Center (A2 rated, 6 1/4% coupon), while during the period we added to Chester County Hospital in Pennsylvania (Baa1 rated, 6 3/4% coupon). While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* SECTOR ALLOCATIONS ADJUSTED, DURATION REMAINED STABLE

Overall, the fund remains focused on most of the same sectors that have dominated the portfolio for some time. Transportation, health care, utilities, and water and sewer bonds continue to play prominent roles in fund performance, as does education. However, we have recently added some holdings from a relatively new sector in the municipal market: municipal bonds related to tobacco company settlements. In certain cases, states and municipalities are issuing bonds secured by the payments they receive from these legal settlements. Because the sector is relatively new, these bonds provide very attractive rates of income along with investment-grade quality. Over the period, our purchases included bonds issued by the District of Columbia Tobacco Settlement Financing Corporation (A1 rated, 6 3/4% coupon).

Isolated difficulties within the utilities sector over the period illustrated another important fund management strategy: the idea that sometimes not owning a security can be just as beneficial as owning one. Like California, Nevada has been experiencing a power crisis in recent months. Early in the period, we sold the fund's position in bonds issued by a Nevada utility. At the time, demand for such bonds was strong and the fund realized a gain. Later, when Nevada's power woes emerged, the state's municipal bonds underperformed. By that time, the portfolio had very little Nevada exposure -- and benefited accordingly.

Municipal bonds backed by the credit of airline companies remain a key portion in the portfolio, although we recently reduced exposure to United Airlines somewhat in light of the weaker economy. Airlines are cyclical companies and with the economy slowing, passenger demand is also tapering off, particularly within the premium business sector. We anticipate weaker earnings for airlines in 2002, although many companies boast large cash balances and solid balance sheets that give the sector underlying strength.

Finally, our duration strategy has worked favorably during the market rally in 2001. (Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years.) The higher, or longer, a bond's (or bond fund's) duration, the more sensitive it will be to changes in interest rates. While this fund has been defensively structured since its inception, and, therefore, relatively short in duration, we have taken every opportunity to extend duration so as to capture the most upside potential from the market rally.

* FAVORABLE OUTLOOK FOR BONDS SHOULD CONTINUE

Our view of the economy for the next 12 months is that it will be weak, but not recessionary. The general perception in January was that a recession was likely, if not a sure thing. We disagreed with that forecast, and the first quarter's 2% growth turned out to be even stronger than we had anticipated. We don't expect growth to surge in the near term, but we believe it is probable that the economy will grow at a 2 to 3% pace in the next three quarters. We currently expect the composition of this growth to be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not expecting any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                             Lehman Brothers       Consumer
                    NAV    Market price   Municipal Bond Index    price index
-------------------------------------------------------------------------------
6 months          4.18%        9.11%             4.41%              1.67%
-------------------------------------------------------------------------------
1 year           11.93        21.83             10.38               3.21
-------------------------------------------------------------------------------
5 years          35.26        37.78             36.35              13.19
Annual average    6.23         6.62              6.40               2.51
-------------------------------------------------------------------------------
Life of fund
(since 11/29/93) 45.96        25.22             52.82              21.26
Annual average    5.23         3.08              5.89               2.63
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                      6
-------------------------------------------------------------------------------
Income 1                                                 $0.3690
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Capital gains 1                                             --
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  Total                                                  $0.3690
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Preferred shares                                  Series A (200 shares)
-------------------------------------------------------------------------------
Income 1                                               $1,035.61
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Capital gains 1                                            --
-------------------------------------------------------------------------------
  Total                                                $1,035.61
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Share value (common shares)                       NAV            Market price
-------------------------------------------------------------------------------
10/31/00                                        $12.55             $11.000
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4/30/01                                          12.67              11.630
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Current return (common shares)
-------------------------------------------------------------------------------
Current dividend rate 2                           5.82%               6.35%
-------------------------------------------------------------------------------
Taxable equivalent 3                              9.64               10.51
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1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                          NAV         Market price
-------------------------------------------------------------------------------
6 months                                 6.71%           11.07%
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1 year                                  12.29            22.48
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5 years                                 36.31            40.38
Annual average                           6.39             7.02
-------------------------------------------------------------------------------
Life of fund
(since 11/29/93)                        47.61            28.21
Annual average                           5.46             3.45
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (1.7%)
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+         $   1,043,640

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Baxter Cnty., Hosp. Rev. Bonds,
                    Ser. B, 5 5/8s, 9/1/28                                                Baa2              364,000

California (2.7%)
-------------------------------------------------------------------------------------------------------------------
            500,000 CA Statewide Cmntys. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               450,000
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    8.498s, 4/23/08 (SEG)                                                 Aaa             1,180,000
                                                                                                      -------------
                                                                                                          1,630,000

Colorado (9.9.%)
-------------------------------------------------------------------------------------------------------------------
          8,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3              685,125
          1,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              1,018,750
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000 Ser. A, 8 3/4s, 11/15/23                                              A2              2,297,434
            795,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa               833,414
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,215,000
                                                                                                      -------------
                                                                                                          6,049,723

District of Columbia (0.6%)
-------------------------------------------------------------------------------------------------------------------
            350,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1                358,750

Florida (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor),
                    5 1/8s, 10/1/19                                                       A3                858,750
            500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Healthcare Syst.), Ser. E, 6s, 10/1/26                         A2                505,625
                                                                                                      -------------
                                                                                                          1,364,375

Georgia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            200,000 6.367s, 8/1/10                                                        Aaa               217,500
            300,000 6.367s, 8/1/10, Prerefunded                                           Aaa               335,250
                                                                                                      -------------
                                                                                                            552,750

Illinois (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds (American Airlines, Inc.),
                    8.2s, 12/1/24                                                         Baa1            1,657,500
            750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       A-                672,188
                                                                                                      -------------
                                                                                                          2,329,688

Indiana (4.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac.
                    Rev. Bonds (United Air Lines, Inc.),
                    Ser. A, 6 1/2s, 11/15/31                                              Baa3              945,000
          2,000,000 Marion Cnty., Ind. Convention & Recreational Fac.
                    Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                    Ser. A, AMBAC, 7s, 6/1/21                                             Aaa             2,043,638
                                                                                                      -------------
                                                                                                          2,988,638

Kansas (4.0%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                         Aaa             2,452,896

Kentucky (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2              1,031,250
            400,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P             408,000
                                                                                                      -------------
                                                                                                          1,439,250

Louisiana (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,420,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            1,450,005

Massachusetts (7.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research),
                    Ser. C, 6 1/4s, 8/1/20                                                A2              1,026,250
            750,000 MA State Hlth & Edl. Fac. Auth. IFB
                    (Med. Ctr. of Central MA),
                    Ser. B, AMBAC, 9.17s, 6/23/22                                         Aaa               885,938
          1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
                    Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa             1,021,250
            830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             1,304,138
                                                                                                      -------------
                                                                                                          4,237,576

Minnesota (1.6%)
-------------------------------------------------------------------------------------------------------------------
            920,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa               985,550

Mississippi (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-              462,500

Missouri (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2                514,375

Nevada (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            1,040,000

New Jersey (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds
                    (St. Peters Univ. Hosp.), Ser. A, 6 7/8s, 7/1/30                      Baa2              496,250

New York (7.7%)
-------------------------------------------------------------------------------------------------------------------
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          2,000,000 Ser. C, 7 3/4s, 6/15/20                                               Aaa             2,040,860
          1,000,000 Ser. B, 5 3/4s, 6/15/26                                               AA              1,036,250
          1,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                    Ser. A, 7 1/2s, 1/1/26                                                A1              1,008,100
            500,000 Port Auth. NY & NJ 144A, Ser. N18, 8 3/4s,
                    12/1/17 (acquired 7/19/00, cost $523,445) (RES)                       Aaa               593,125
                                                                                                      -------------
                                                                                                          4,678,335

North Carolina (3.3%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         Baa1            1,027,500
            500,000 Ser. A, 5 3/4s, 1/1/26                                                BBB               472,500
            500,000 Ser. B, 5.65s, 1/1/16                                                 BBB               478,750
                                                                                                      -------------
                                                                                                          1,978,750

North Dakota (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Grand Forks, Healthcare Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1              513,750

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1              341,000

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  B2                402,000

Pennsylvania (7.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Bucks Cnty., Indl. Dev. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 3/1/33                                             Baa1              855,000
            250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-              258,750
            500,000 Chester Cnty., Hlth. & Ed. Fac. Auth. Hosp.
                    Rev. Bonds (Chester Cnty. Hosp.),
                    Ser. A, 6 3/4s, 7/1/31                                                Baa1              488,125
          1,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  BBB               942,500
            750,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Colver Project), Ser. D, 7.05s, 12/1/10                              BBB-              775,313
          1,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              968,750
                                                                                                      -------------
                                                                                                          4,288,438

Puerto Rico (2.2%)
-------------------------------------------------------------------------------------------------------------------
            800,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                    MBIA, 3.95s, 12/1/15                                                  VMIG1             800,000
            500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.928s, 7/1/23                          Aaa               548,750
                                                                                                      -------------
                                                                                                          1,348,750

South Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------
            300,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              302,250
            500,000 SC Tobacco Settlement Rev. Mgt. Auth.
                    Rev. Bonds, Ser. B, 6 3/8s, 5/15/28                                   A1                497,500
            500,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-              388,125
                                                                                                      -------------
                                                                                                          1,187,875

Tennessee (8.3%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds
          1,000,000 144A, Ser. A2, MBIA, FRB, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $941,900) (RES)                                Aaa             1,103,750
          1,000,000 (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33                       Baa2            1,000,000
          2,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                           Aaa             2,918,241
                                                                                                      -------------
                                                                                                          5,021,991

Texas (11.9%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                             AAA/P           2,598,000
          1,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        Baa3              978,750
          1,000,000 Gulf Coast Waste Disp. Auth. Rev. Bonds
                    (Valero Energy Corp.), 6.65s, 4/1/32                                  Baa3            1,001,250
          2,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds. (Southwestern Elec. Pwr. Co.),
                    Ser. A, 8.2s, 8/1/11                                                  A2              2,058,380
                    Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp)
            400,000 6 1/8s, 7/1/23                                                        Baa2              349,000
            300,000 6s, 7/1/29                                                            Baa2              253,125
                                                                                                      -------------
                                                                                                          7,238,505

Virginia (2.5%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3              507,000
          1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds,
                    Ser. A, 7.1s, 1/1/17                                                  Aa1             1,027,530
                                                                                                      -------------
                                                                                                          1,534,530

Washington (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             1,063,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $59,399,894) (b)                                          $  59,357,640
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $60,767,892.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $59,471,158, resulting in gross unrealized appreciation and depreciation of $1,818,351 and $1,931,869, respectively, or net unrealized depreciation of $113,518.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $1,696,875, or 2.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB and VRDN are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

            Utilities                      22.1%
            Health care/Hospitals          17.5
            Transportation                 14.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001 (Unaudited)
                                    Aggregate Face  Expiration    Unrealized
                      Total Value        Value        Date       Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (long)          $7,572,656      $7,718,350      Jun-01      $(145,694)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,399,894) (Note 1)                                          $59,357,640
-------------------------------------------------------------------------------------------
Cash                                                                                584,484
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,296,982
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             11,719
-------------------------------------------------------------------------------------------
Total assets                                                                     61,250,825

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               246,436
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        103,653
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)                        6,837
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        11,918
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,297
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              112,792
-------------------------------------------------------------------------------------------
Total liabilities                                                                   482,933
-------------------------------------------------------------------------------------------
Net assets                                                                      $60,767,892

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          55,813,561
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (284,961)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,572,760)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (187,948)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $60,767,892

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                        3,507
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,003,507
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $50,764,385
-------------------------------------------------------------------------------------------
Net asset value per common share
($50,764,385 divided by 4,007,092 shares)                                            $12.67
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)
Tax exempt interest income:                                                      $1,971,527
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    207,926
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       28,726
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,176
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,970
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              38,337
-------------------------------------------------------------------------------------------
Other                                                                               100,225
-------------------------------------------------------------------------------------------
Total expenses                                                                      381,360
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (27,939)
-------------------------------------------------------------------------------------------
Net expenses                                                                        353,421
-------------------------------------------------------------------------------------------
Net investment income                                                             1,618,106
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (590,057)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     308,745
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                                 810,764
-------------------------------------------------------------------------------------------
Net gain on investments                                                             529,452
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $2,147,558
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 1,618,106      $ 3,447,874
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (281,312)         665,601
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                810,764          501,234
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    2,147,558        4,614,709
--------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                               (207,122)        (400,285)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $3,507 and $21,603, respectively)                   1,940,436        4,214,424
--------------------------------------------------------------------------------------------------
Distributions to common shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,478,457)      (2,956,967)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                              461,979        1,257,457

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    60,305,913       59,048,456
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $284,961
and $217,488, respectively)                                           $60,767,892      $60,305,913
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                                                       4,007,092        4,007,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                200              200
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                           April 30
operating performance              (Unaudited)                        Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $12.55       $12.24       $13.51       $13.35       $13.02       $13.22
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .40          .86          .85          .80          .86          .82
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .29        (1.25)         .25          .36         (.13)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .54         1.15         (.40)        1.05         1.22          .69
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.05)        (.10)        (.08)        (.09)        (.09)        (.09)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.37)        (.74)        (.78)        (.80)        (.80)        (.80)
-------------------------------------------------------------------------------------------------------------
In excess of net investment income
-------------------------------------------------------------------------------------------------------------
To common shareholders                    --           --         (.01)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions:                    (.42)        (.84)        (.87)        (.89)        (.89)        (.89)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                       $12.67       $12.55       $12.24       $13.51       $13.35       $13.02
-------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                      $11.630      $11.000      $10.688      $13.688      $12.875      $11.875
-------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(b)                   9.11*       10.27       (16.97)       12.92        15.54         6.89
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $60,768      $60,306      $59,048      $64,149      $63,498      $62,166
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .75*        1.16         1.24         1.21         1.30         1.30
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            2.80*        6.21         5.86         5.25         5.90         5.59
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            18.70*       12.13        17.20        28.13        37.75       123.89
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in values of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $3,893,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  524,000    October 31, 2002
     1,863,000    October 31, 2003
       452,000    October 31, 2004
       244,000    October 31, 2005
       810,000    October 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was 3.60%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates:
0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2001, the fund's expenses were reduced by $27,939 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $426 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,973,423 and $12,106,151, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Note 6
Actions by the Trustees

The Trustees have approved a merger of this fund into Putnam Investment Grade Municipal Trust II, a closed-end fund with virtually identical investment policies. The merger is intended to benefit the fund through higher yields expected to result from the increased size of the combined fund. Putnam Investment Grade Municipal Trust III has approximately $61 million in assets. The transaction is scheduled to occur in July of this year. It is subject to a number of conditions and there is no guarantee it will occur. After the merger, the combined fund intends, subject to Trustee approval, and market conditions, to issue additional preferred shares to provide additional income potential to the common shareholders.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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